UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  September 5, 2008

                             Tone in Twenty
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                   000-53166             77-0664193
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

          4301 S. Valley View Ave., Suite 20, Las Vegas, NV 89103
       --------------------------------------------------------------
        (Address of principal executive officers, including Zip Code)

                             (702) 604-7038
                       ---------------------------
                       (Issuer's telephone number)

                                    n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

Tone in Twenty (the "Company"), has had numerous discussions with a former employee to resolve a dispute over an expired employment agreement. Management presented the former employee with a settlement agreement which was rejected.

No lawsuit is currently pending or threatened; however, management believes that if a settlement cannot be reached in the near future, litigation may be initiated. It is uncertain concerning the outcome of litigation. If litigation is initiated, the Company could be subject to a potential loss of $10,000 to $15,000 plus attorney fees, based on an adverse ruling over this employment agreement.

The Company attempts to manage legal and compliance risk through policies and procedures reasonably designed to avoid litigation claims and prevent or detect violation of applicable legal and regulatory requirements.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Tone in Twenty
                                --------------------------------
                                           Registrant

                                By: /s/ John Dean Harper
                                ------------------------------------
                                Name:   John Dean Harper
                                Title:  President




Dated:  September 8, 2008



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